EXHIBIT 10.2
                                 TERM LOAN NOTE
$2,050,000
April 30, 2004

                  FOR VALUE RECEIVED, the undersigned, iGAMES ENTERAINMENT, INC., a Nevada corporation with its chief executive office and principal place of business at 700 S. Henderson Road, Suite 210, King of Prussia, PA 19406 ("iGames") and AVAILABLE MONEY, INC., a Nevada corporation with a principal place of business at 6151 West Century Boulevard, Suite 300, Los Angeles, CA 90045 ("Available Money", and jointly and severally with iGames, the "Borrower"), promise to pay to the order of Mercantile Capital, L.P., with offices located at 300 E. Lancaster Ave., Suite 308, Wynnewood, PA 19096-2106 (the "Lender") the principal sum of Two Million Fifty Thousand Dollars ($2,050,000) or, if less, the aggregate outstanding principal balance of all advances made by the Lender to the Borrower under the Amendment No. 1 to Loan and Security Agreement dated of even date between Borrower and Lender (as amended, restated, modified or supplemented from time to time, the "Agreement"), pursuant to the "Term Loans" as defined in the Agreement, together with interest, from the date of this note ("Note"), in like money, at said office of the Lender, at the time and at rates per annum as provided in the Agreement.

                  This Note is issued pursuant to the Agreement between the Borrower and the Lender, and is the Term Loan Note referred to in the Agreement. All terms used and not otherwise defined in this Note shall have the meanings given to them in the Agreement. Upon the occurrence of any Event of Default set forth in the Agreement, the entire unpaid balance of principal and accrued interest of this Note and all other amounts due under the Agreement shall, at the option of the Lender, be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived.

                  Payment Schedule.

                  (a) On May 1, 2004, Borrower shall pay interest only for the period between the date of this Note and May 1, 2004. Thereafter, commencing on the first day of May, 2004, the Borrower shall make monthly payments of principal in an amount sufficient to amortize the outstanding balance of the Term Loan over a twenty-four (24) month period, plus accrued interest as herein provided. All payments shall be applied first to accrued interest and then to principal.

                  (b) The entire principal sum, together with accrued and unpaid interest and any other amounts due under this Note shall be due and payable, upon demand, on the 1st day of May, 2005 or upon earlier maturity hereof whether by acceleration or otherwise (the "Term Loan Maturity Date"). Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year and paid for the actual number of days elapsed. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

                  (c) In the event that any payment under this Note shall not be received by the Lender within five (5) days of the date it is due, the Borrower shall, to the extent permitted by law, pay to the Lender a late charge of 10% of the overdue payment. Any such late charge assessed is immediately due and payable.

                  (d) Borrower may prepay all or any portion of the principal due under the Term Loan without prepayment penalty, provided that all prepayments hereunder shall be applied as follows:

                           (i) First, to the payment of interest and other costs and charges due in connection with this Note or the Obligations, as Lender may determine in its sole discretion; and

                           (ii) The balance shall be applied toward the reduction of the principal sum.

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                  Time is of the essence of this Note. All payments of principal and interest shall be made in full in lawful money of the United States of America, without set-off, counterclaim, deduction or withholding for any reason whatsoever, at the offices of the Lender, or at such other place as may be directed by the Lender.

                  UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE BORROWER, UPON FIVE (5) DAYS PRIOR WRITTEN NOTICE BY LENDER OF SUCH EVENT OF DEFAULT, IRREVOCABLY AUTHORIZES THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD IN PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER FOR ANY AND ALL AMOUNTS UNPAID ON THIS NOTE AND UNDER THE AGREEMENT, INCLUDING INTEREST THEREON TO DATE OF PAYMENT (SUCH AMOUNT AND THE OCCURRENCE OF SUCH EVENT OF DEFAULT TO BE AS EVIDENCED BY A COMPLAINT OR AN AFFIDAVIT SIGNED BY AN OFFICER OF THE LENDER) TOGETHER WITH FEES OF COUNSEL, DISBURSEMENTS AND COSTS OF SUIT, AS SET FORTH BELOW, RELEASING ALL ERRORS AND WAIVING RIGHTS OF APPEAL. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH PROCEEDING, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. THE BORROWER WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THIS WARRANT AND POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THIS POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THIS POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL ELECT UNTIL THIS NOTE AND ALL SUMS DUE UNDER THIS NOTE AND THE AGREEMENT SHALL HAVE BEEN PAID IN FULL.

                  If the Lender should engage legal counsel in the course of collection of this Note upon the occurrence of an Event of Default, the Borrowers shall pay to the Lender all fees and disbursements reasonably incurred by such counsel and all costs of suit. If judgment should be entered against the Borrowers in any collection proceeding, the Borrowers shall pay the Lender, in addition to principal, interest, and other recoverable sums then due, attorneys' fees equal to ten percent (10%) of the amount of such judgment (but not less than $10,000.00), together with disbursements of counsel and costs of suit, such sums to be included in, and recovered as a part of, such judgment.

                  THE BORROWER AND THE LENDER CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE EASTERN DISTRICT OF PENNSYLVANIA IN ANY AND ALL ACTIONS AND PROCEEDINGS ARISING UNDER OR PURSUANT TO THIS NOTE OR ARISING UNDER OR PURSUANT TO ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH OR RELATING TO THIS NOTE. THE BORROWERS IRREVOCABLY AGREE TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH ADDRESS AS THE BORROWERS MAY DIRECT BY WRITTEN NOTICE TO THE LENDER.

                  THE BORROWER IRREVOCABLY WAIVES A JURY TRIAL AND ANY RIGHT TO A JURY TRIAL IN ANY ACTIONS OR PROCEEDINGS ARISING UNDER OR PURSUANT TO THIS NOTE OR ARISING UNDER OR PURSUANT TO ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH OR RELATING TO THIS NOTE, AND THE BORROWER AGREES THAT ANY SUCH ACTION OR PROCEEDING MAY BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  This Note is being executed and delivered in the Commonwealth of Pennsylvania and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Except where the context otherwise requires, the term "Lender" shall be deemed to include any subsequent holder of this Note.

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                  IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed this Note this 30th day of April, 2004

                                    iGAMES ENTERTAINMENT, INC.


                                    By: /s/Christopher M. Wolfington      (SEAL)
                                        ----------------------------------------
                                        Name: Christopher M. Wolfington
                                        Title:   CEO


                                        AVAILABLE MONEY, INC.


                                    By: /s/Christopher M. Wolfington      (SEAL)
                                        ----------------------------------------
                                        Name: Christopher M. Wolfington
                                        Title:   President


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